UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2020

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange of which registered
Common Stock, no par value	UTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 29, 2020, the Board of Directors of Unitil Corporation (the “Company”) approved an amendment, effective as of that date, to the Company’s Third Amended and Restated By-Laws. This Current Report on Form 8-K refers to the amended by-laws as the “Fourth Amended and Restated By-Laws.” The following table summarizes certain material changes made in the Fourth Amended and Restated By-Laws.

Provision	Third Amended and Restated By-Laws	Fourth Amended and Restated By-Laws
Date of annual meeting of stockholders (Article I)	A date within the last two weeks of April as determined by the Board of Directors.	A date determined by the Board of Directors.

Calling of special meetings of stockholders (Article I)

Special meetings may be called by the Chairman of the Board of Directors, the President, a majority of the Board of Directors, or by one or more stockholders, holding at least one-tenth (1/10) of the capital stock of the Company.

Special meetings may be called by the Chair of the Board of Directors or a majority of the Board of Directors.

Calling of meetings of the Board of Directors (Article III)	A meeting may be called by the Chairman of the Board of Directors, the President or any two Directors.	A meeting may be called by the Chair of the Board of Directors or any two Directors.

Chair of the Board of Directors (Article VII of Third Amended and Restated By-Laws; Article IV of Fourth Amended and Restated By-Laws)	The Chairman of the Board of Directors shall be the Chief Executive Officer. The officers of the Company include the Chairman of the Board of Directors.	The Chair of the Board of Directors shall be chosen from among the members of the Board of Directors.

Chief Executive Officer (Article VII of Third Amended and Restated By-Laws; Article VIII of Fourth Amended and Restated By-Laws)	The Chairman of the Board of Directors shall be the Chief Executive Officer.	The Chief Executive Officer shall be appointed by the Board of Directors.

In addition, the Fourth Amended and Restated By-Laws (i) replaces gender-specific pronouns with gender-inclusive pronouns, (ii) replaces the title of “chairman” with “chair,” (iii) updates the responsibilities of the Company’s Chief Executive Officer, President, Vice Presidents, Secretary, and Treasurer, and (iv) updates the process by which shares of the Company’s common stock are documented to allow that shares may be certificated or uncertificated.

The foregoing summary of the Fourth Amended and Restated By-Laws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fourth Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1.

The Board of Directors approved the provision of the Fourth Amended and Restated By-Laws revising who may call a special meeting of stockholders because Section 293-A:7.02 of the New Hampshire Business Corporation Act already provides a mechanism for stockholders holding at least 10% of all the votes entitled to be cast on an issue to demand a special meeting.

The Board of Directors approved the provision of the Fourth Amended and Restated By-Laws providing that the Chair of the Board of Directors would be chosen from among its members as part of the Board of Directors’ ongoing management succession planning activities, and to maximize the Board’s flexibility in the event of an untimely succession event in light of the currently ongoing pandemic crisis.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 29, 2020, the Company held its Annual Meeting of Shareholders at its offices in Hampton, NH. As of the record date for the meeting, the Company had 14,960,124 shares of common stock issued and outstanding and entitled to vote at the meeting. Of these shares, 12,940,138, or 86.50%, were present in person or represented by proxy at the meeting, which constituted a quorum for the transaction of business at the meeting. At the meeting, the Company’s shareholders voted:

1.    To elect three directors of the Company nominated by the Company’s Board of Directors each to serve a term of three years. The final vote was as follows:

	No. of Shares
	For	Withheld	Broker Non Vote	Uncast
Winfield S. Brown	10,207,382	229,526	2,503,230	0
Mark H. Collin	10,024,005	412,903	2,503,230	0
Michael B. Green	9,955,522	481,386	2,503,230	0

2.    To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020.The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote	Uncast
12,817,888	55,384	66,866	0	0

3.     To approve, on an advisory basis, the compensation of the Company’s named executive officers. The final vote was as follows:

No. of Shares
For	Against	Abstain	Broker Non Vote	Uncast
9,884,032	450,707	102,169	2,503,230	0

Item 7.01	Regulation FD Disclosure

On May 1, 2020, the Company adopted a written plan for trading securities under Rule 10b5-1 (the “10b5-1 trading plan”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to facilitate the repurchase of shares of its common stock in connection with the annual equity retainer for the members of its Board of Directors.

The 10b5-1 trading plan provides that a broker selected by the Company shall repurchase, on the Company’s behalf, shares of the Company’s common stock on the open market pursuant to the terms and limitations specified in the plan, including compliance with Rule 10b-18 under the Exchange Act. There can be no assurance that any shares will be repurchased by the Company either through the 10b5-1 trading plan or otherwise.

The Company may suspend or terminate the 10b5-1 trading plan at any time, so long as the suspension or termination is made in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5 under the Exchange Act, or other applicable securities laws.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

3.1	Unitil Corporation Fourth Amended and Restated By-Laws

3.2	Unitil Corporation Fourth Amended and Restated By-Laws, marked to show amendments to the Unitil Corporation Third Amended and Restated By-Laws

99.1	Unitil Corporation 2020 10b5-1 Plan Agreement dated May 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:
/s/ Laurence M. Brock
Laurence M. Brock
Senior Vice President, Chief Financial Officer and Treasurer

Date: May 5, 2020